AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 27, 2007
                                                     REGISTRATION NO. 333-137531
                                                                   AND 811-21952

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4

                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT No. 1

                                       AND

                             REGISTRATION STATEMENT
                    UNDER THE INVESTMENT COMPANY ACT OF 1940
                         POST-EFFECTIVE AMENDMENT No. 2


                                   Registrant
                OLD MUTUAL FINANCIAL NETWORK SEPARATE ACCOUNT VA

                                    Depositor
                       OM FINANCIAL LIFE INSURANCE COMPANY
                  1001 Fleet Street, Baltimore, Maryland 21202
                                 (800) 445-6758

                                Agent for Service
                                    Ken Reitz
                          Old Mutual Financial Network
                       1001 Fleet Street - 6th Floor, Law
                            Baltimore, Maryland 21202
                           E-mail: KEN.REITZ@OMFN.COM


     TITLE OF SECURITIES BEING REGISTERED: Individual Variable Annuity Contract

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: as soon as practicable after the effective date.

                IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE:
                    [ ] immediately upon filing pursuant to paragraph b
                    [ ] on _________ pursuant to paragraph a of Rule 485
                    [X] on May 1, 2007 pursuant to paragraph b of Rule 485
                        If appropriate, check the following box:
                    [ ] this post-effective amendment designates a new
                        effective date for a previously filed post-effective amendment.

The entire contents of the Post-Effective Amendment #1 to this Registration, File No. 333-137531, 811-21952, filed with the Commission on April 26, 2007, are incorporated herein by reference except as follows:

The Financial Statements incorporated as part of the Part B Statement of Additional Information are resubmitted to correct an error in the report of the independent registered public accounting firm on page 1 of the financial statements.

OM FINANCIAL LIFE INSURANCE COMPANY

INDEX TO STATUTORY FINANCIAL STATEMENTS


                                                                            PAGE
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                       1

Statutory Financial Statements:

     Statutory Statements of Admitted Assets, Liabilities, and Capital
       and Surplus                                                            2
     Statutory Statements of Operations                                       4
     Statutory Statements of Changes in Capital and Surplus                   5
     Statutory Statements of Cash Flow                                        6
     Notes to Statutory Financial Statements                                  7

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Board of Directors
OM Financial Life Insurance Company:

We have audited the accompanying statutory statements of admitted assets, liabilities, and capital and surplus of OM Financial Life Insurance Company (the Company) as of December 31, 2006 and 2005, and the related statutory statements of operations, changes in capital and surplus, and cash flow for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.


"We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and financial statement presentation. We believe that our audits provide a reasonable basis for our opinion."


As described more fully in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Maryland Insurance Administration, which practices differ from U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2006 and 2005, or the results of its operations or its cash flows for the years then ended.

Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2006 and 2005, and the results of its operations and its cash flow for the years then ended, on the basis of accounting described in Note 1.


/s/ KPMG LLP

Baltimore, Maryland
April 24, 2007

OM FINANCIAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF ADMITTED ASSETS,
LIABILITIES, AND CAPITAL AND SURPLUS

as of December 31
(dollars in thousands)                                    2006          2005
--------------------------------------------------------------------------------

ADMITTED ASSETS
Bonds                                                $ 14,541,535  $ 14,732,961
Preferred stocks                                        1,312,711       491,395
Common stocks                                              45,561        51,973
Investments in subsidiaries                                35,562        37,318
Mortgage loans on real estate                              22,489        31,869
Cash and short-term investments                         1,764,625       556,221
Policy loans                                               80,639        79,525
Surplus debentures                                        102,651       155,067
Investment in limited partnerships                         26,121        33,481
Receivable for securities                                  22,283        10,681
Derivative instruments                                      2,175        53,189
                                                       -----------   -----------
    Total cash and invested assets                     17,956,352    16,233,680

Investment income due and accrued                         204,709       185,481
Deferred and uncollected premiums, net of loading
  (2006, $67,207, 2005, $71,337)                           64,338        60,905
Amounts due from reinsurers                                61,192        43,121
Funds held by or deposited with reinsured companies        55,529        41,515
Federal and foreign income tax recoverable and
  interest thereon (including net deferred tax
  asset of $50,149 in 2006; $23,201 in 2005)               68,596        44,332
Receivable from parent, subsidiaries, and affiliates       23,183           191
Receivable from separate accounts                          42,002        43,450
Separate account prefunding                                     -        79,707
Other assets                                                5,688         5,938
                                                       -----------   -----------

    TOTAL ADMITTED ASSETS EXCLUDING SEPARATE ACCOUNTS  18,481,589    16,738,320
Separate accounts                                         534,045       745,194
                                                       -----------   -----------

    TOTAL ADMITTED ASSETS                            $ 19,015,634  $ 17,483,514
                                                       ===========   ===========

See Notes to Statutory Financial Statements.

OM FINANCIAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF ADMITTED ASSETS,
LIABILITIES, AND CAPITAL AND SURPLUS (CONTINUED)

as of December 31
(dollars in thousands, except for share data)             2006          2005
--------------------------------------------------------------------------------

LIABILITIES AND CAPITAL AND SURPLUS
LIABILITIES
Aggregate reserves-life, annuity and accident
  and health                                         $ 15,928,810  $ 14,433,550
Liability for deposit-type contracts                      893,122       769,626
Policy and contract claims                                 28,137        26,948
Other policyholders' funds                                    410           390
Amounts payable on reinsurance                             22,142             -
Interest maintenance reserve (IMR)                        158,914       240,705
General expenses due or accrued                            16,262        12,521
Taxes, licenses and fees due or accrued,
  excluding federal income taxes                            7,963         9,749
Remittances and items not allocated                        82,118        54,942
Asset valuation reserve                                    85,285        67,336
Liability for unauthorized reinsurance                     24,924             -
Payable to parent, subsidiaries and affiliates             11,112         5,472
Payable for securities                                    542,775       427,200
Accrued expenses and other liabilities                    118,607        79,004
                                                      ------------  ------------
     TOTAL LIABILITIES EXCLUDING SEPARATE ACCOUNTS     17,920,581    16,127,443
Separate accounts                                         465,292       679,963
                                                      ------------  ------------
     TOTAL LIABILITIES                                 18,385,873    16,807,406
                                                      ------------  ------------
CAPITAL AND SURPLUS
Common stock, par value $100 (50,000 shares
  authorized; 30,000 shares issued and outstanding)         3,000         3,000
Paid-in and contributed surplus                         1,035,114       906,614
Restricted surplus                                         67,597         2,766
Unassigned deficit                                       (475,950)     (236,272)
                                                      ------------  ------------
     TOTAL CAPITAL AND SURPLUS                            629,761       676,108
                                                      ------------  ------------
     TOTAL LIABILITIES AND CAPITAL AND SURPLUS       $ 19,015,634  $ 17,483,514
                                                      ============  ============


See Notes to Statutory Financial Statements.

OM FINANCIAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF OPERATIONS


for the years ended December 31
(dollars in thousands)                                    2006           2005
-------------------------------------------------------------------------------

REVENUES
Premium and annuity considerations                    $  2,276,748  $ 2,327,069
Consideration for supplementary contracts                    6,072        4,664
Net investment income                                      915,727      806,280
Amortization of IMR                                        281,217       77,258
Separate Accounts net gain (loss) from operations
  excluding unrealized gains or losses                       3,522       (1,913)
Commissions and expense allowances on
  reinsurance ceded                                        151,912      135,998
Reserve adjustments on reinsurance ceded                    53,037      521,108
Reserves received on reinsurance assumed                   267,253            -
Other miscellaneous income                                   9,134        6,193
                                                       ------------  ----------
     Total revenues                                      3,964,622    3,876,657
                                                       ------------  ----------
POLICY BENEFITS AND EXPENSES
Benefits:
     Death                                                  77,872       81,603
     Annuity                                               501,040      351,304
     Surrender benefits and other fund withdrawals       1,311,045      621,661
     Payments on supplementary contracts with life
       contingencies and other benefits                      9,620        7,257
                                                       ------------  ----------
     Total benefits                                      1,899,577    1,061,825
Increase in aggregate reserves-life, annuity and
  accident and health                                    1,518,074    2,231,863
Interest and adjustments on contract or
  deposit-type contract funds                               59,578       37,513
Commissions (direct and reinsurance assumed)               490,104      524,958
General insurance expenses                                 134,481      121,599
Taxes, licenses, and fees                                   18,208       16,917
Change in loading on deferred and uncollected premiums      (4,130)      18,847
Other expense                                                3,701         (187)
                                                       ------------  ----------
     Total policy benefits and expenses                  4,119,593    4,013,335
                                                       ------------  ----------
Loss from operations before dividends to
  policyholders and federal income tax                    (154,971)    (136,678)
Dividends to policyholders                                     272          216
                                                       ------------  ----------
Loss from operations before federal income tax            (155,243)    (136,894)
Federal income tax expense (benefit)                           910       (6,849)
                                                       ------------  ----------
LOSS FROM OPERATIONS                                      (156,153)    (130,045)

Net realized capital (loss) gain, net of applicable
  taxes (2006, $0; 2005, $0 and excluding net
  transfers to IMR 2006, $211,076; 2005, $27,963)           (7,473)       1,138
                                                       ------------  ----------
NET LOSS                                              $   (163,626) $  (128,907)
                                                       ============  ==========


See Notes to Statutory Financial Statements.

OM FINANCIAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND
SURPLUS
                                                                                    PAID-IN AND
for the years ended December 31                                  NUMBER    COMMON   CONTRIBUTED   RESTRICTED  UNASSIGNED
(dollars in thousands, except for share data)                   OF SHARES  STOCK      SURPLUS      SURPLUS     (DEFICIT)   TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
BALANCE AT DECEMBER 31, 2004                                    30,000    $ 3,000  $   755,214   $  3,008   $  (90,735)  $ 670,487

Net loss                                                             -          -            -          -     (128,907)   (128,907)
Change in net unrealized capital gains (losses)                      -          -            -          -      (47,535)    (47,535)
Change in net deferred income tax                                    -          -            -          -       63,589      63,589
Change in nonadmitted assets and related items                       -          -            -          -      (76,573)    (76,573)
Change in asset valuation reserve                                    -          -            -          -      (16,591)    (16,591)
Cumulative effect of changes in accounting principles                -          -            -          -        2,665       2,665
Capital contribution                                                 -          -      151,400          -            -     151,400
Amortization of restricted surplus for ceding commission
   on conisurance transaction                                        -          -            -       (242)           -        (242)
Unassigned surplus for ceding commission on modified
   conisurance transaction                                           -          -            -          -       34,474      34,474
Release of voluntary investment reserve                              -          -            -          -        2,500       2,500
Change in liability for reinsurance in unauthorized companies        -          -            -          -       20,719      20,719
Miscellaneous                                                        -          -            -          -          122         122
                                                               --------  --------- ------------ ---------- ------------  ----------
BALANCE AT DECEMBER 31, 2005                                    30,000      3,000      906,614      2,766     (236,272)    676,108

Net loss                                                             -          -            -          -     (163,626)   (163,626)
Change in net unrealized capital gains (losses)                      -          -            -          -       15,199      15,199
Change in net deferred income tax                                    -          -            -          -      105,205     105,205
Change in nonadmitted assets and related items                       -          -            -          -      (87,731)    (87,731)
Change in asset valuation reserve                                    -          -            -          -      (17,949)    (17,949)
Change in reserve due to change in valuation basis                   -          -            -          -       (2,086)     (2,086)
Capital contribution                                                 -          -      128,500          -            -     128,500
Reclassification of unamortized deferred ceding commission           -          -            -     63,866      (63,866)
Restricted surplus for ceding commission on
   modified coinsurance transaction                                  -          -            -      6,708            -       6,708
Amortization of restricted surplus for ceding commission
   on reinsurance transactions                                       -          -            -     (5,743)           -      (5,743)
Change in liability for reinsurance in unauthorized companies        -          -            -          -      (24,924)    (24,924)
Miscellaneous                                                        -          -            -          -          100         100
                                                               --------  --------- ------------ ---------- ------------  ----------
BALANCE AT DECEMBER 31, 2006                                    30,000    $ 3,000  $ 1,035,114   $ 67,597   $ (475,950)  $ 629,761
                                                               ========  ========= ============ ========== ============  ==========

See Notes to Statutory Financial Statements.

OM FINANCIAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOW


for the years ended December 31
(dollars in thousands)                                     2006         2005
--------------------------------------------------------------------------------

CASH FROM OPERATIONS
   Premiums collected net of reinsurance               $ 2,281,943  $ 2,327,005
   Net investment income                                   984,803      856,002
   Miscellaneous income                                    482,391      663,128
                                                        ----------   ----------
     Cash provided from revenues                         3,749,137    3,846,135
                                                        ----------   ----------

   Benefit and loss related payments                     1,901,847    1,070,889
   Commissions, expenses paid and aggregate
     write-in for deductions                               609,789      657,445
   Dividends paid to policyholders                             282          332
   Federal income taxes (recovered) paid                    (1,775)      24,556
                                                        ----------   ----------
     Cash applied to general and other expenses          2,510,143    1,753,222
                                                        ----------   ----------

       NET CASH FROM OPERATIONS                          1,238,994    2,092,913
                                                        ----------   ----------
CASH FROM INVESTMENTS
   Proceeds from investments sold, matured or repaid:
     Bonds                                               7,779,882    7,378,507
     Stocks                                                453,315       16,404
     Mortgage loans                                          9,380          662
     Other invested assets                                  58,958        1,541
     Miscellaneous proceeds                                465,811      307,525
                                                        ----------   ----------
       Total investment proceeds                         8,767,346    7,704,639
                                                        ----------   ----------
   Cost of investments acquired:
     Bonds                                               8,553,725    9,281,041
     Stocks                                                412,411      277,905
     Other invested assets                                       4      160,931
     Miscellaneous applications                             66,123      100,544
                                                        ----------   ----------
       Total investments acquired                        9,032,263    9,820,421
                                                        ----------   ----------

   Net increase (decrease) in policy loans                   1,276       (1,745)

                                                        ----------   ----------
       NET CASH USED BY INVESTMENTS                       (266,193)  (2,114,037)
                                                        ----------   ----------
CASH FROM FINANCING AND MISCELLANEOUS SOURCES
   Cash provided:
     Paid-in contribution                                  105,500      151,400
     Deposits on deposit-type contracts and
       other insurance liabilities                          21,892      132,959
     Other cash provided (applied)                         108,211      (85,499)
                                                        ----------   ----------
       NET CASH PROVIDED BY FINANCING AND
       MISCELLANEOUS SOURCES                               235,603      198,860
                                                        ----------   ----------

NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS            1,208,404      177,736
CASH AND SHORT-TERM INVESTMENTS AT BEGINNING OF YEAR       556,221      378,485
                                                        ----------   ----------
CASH AND SHORT-TERM INVESTMENTS AT END OF YEAR         $ 1,764,625  $   556,221
                                                        ==========   ==========


See Notes to Statutory Financial Statements.

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2006
--------------------------------------------------------------------------------

NOTE 1:  BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements include the accounts of OM Financial Life Insurance Company (f/k/a Fidelity and Guaranty Life Insurance Company). Effective January 1, 2007, the Company changed its name to OM Financial Life Insurance Company (the "Company" or "OMFLIC"). The Company is a direct, wholly-owned subsidiary of Old Mutual U.S. Life Holdings, Inc. ("OMUSLH"), a Delaware corporation. OMUSLH is in turn an indirect, wholly owned subsidiary of Old Mutual plc of London, England ("OM"). Prior to June 30, 2006, all outstanding shares of the Company were owned by Omnia Life Insurance Company ("Omnia"), a Texas domiciled life insurance company and wholly owned subsidiary of OMUSLH. On June 30, 2006, Omnia declared an extraordinary dividend of all the outstanding shares of the Company to OMUSLH. Omnia was dissolved effective December 30, 2006.

The Company's primary business is the sale of individual life insurance products and annuities through independent agents, managing general agents, specialty brokerage firms and in selected institutional markets. Its principal products are deferred annuities (including equity-indexed annuities), immediate annuities and life insurance products. Premium revenues generated from equity-indexed annuities represent approximately 82% and 69% of total premium revenues in 2006 and 2005, respectively, significantly higher than the remaining products. The Company is licensed in forty-nine states and the District of Columbia and markets products in New York through its wholly owned subsidiary, OM Financial Life Insurance Company of New York (f/k/a Fidelity and Guaranty Life Insurance Company of New York) ("OMFLNY"), which is domiciled in New York.

(a) Basis of presentation

The preparation of financial statements in conformity with statutory accounting principles requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Since the State of Maryland does not specifically prescribe by law or regulation reserving methodology for universal life policies or group annuities, the Company follows National Association of Insurance Commissioners (NAIC) reserving practices. These practices are as follows:

Universal Life: For older generation universal life policies the full account value is held as a reserve. For newer generation universal life policies, reserves are held based on a calculation according to the NAIC UL Model Regulation. The reserves calculated according to the NAIC UL Model Regulation equal the account value at the end of the surrender charge period which varies from 8 to 15 years.

Group Annuities: Many of the group annuities are used to fund qualified pension and/or profit sharing plans; for these annuities, the funds are not allocated to individual participants. The full account value is held as the reserve for these annuities. For the group annuities where the funds and/or benefits are allocated to the individual certificate holder, reserves are calculated according to the laws prescribed for individual annuities.

See Note 8 for a discussion of permitted practices.

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2006
--------------------------------------------------------------------------------

NOTE 1: BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

These financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Maryland Insurance Administration. There are no material differences between these financial statements and the statutory accounting practices of the NAIC except for the impact of certain permitted practices described in note 8. These practices vary in certain respects from U.S. generally accepted accounting principles (GAAP) and are presumed to be material. The more significant variances from GAAP are as follows:

o In the statutory statements of admitted assets, liabilities, and capital and surplus, fair values of certain investments in bonds, unaffiliated preferred stocks and unaffiliated common stocks are based on values specified by the NAIC, rather than on actual or estimated fair values. For GAAP, such investments are designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity investments are reported at amortized cost, and the remaining investments are reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of accumulated other comprehensive income in common shareholders' equity net of certain adjustments for those designated as available-for-sale.
o The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.
o Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as is required under GAAP.
o Deferred federal income tax assets, net of deferred tax liabilities, arising from the differences between the financial statement and the tax bases of assets and liabilities are computed at the Company's current enacted tax rate. The net assets are limited based on admissibility tests in accordance with Statement of Statutory Accounting Principles ("SSAP") No. 10 "Income Taxes" and are recorded directly in unassigned deficit. Deferred income tax expense is recorded in operations under GAAP.
o Certain assets are designated as "nonadmitted" under statutory accounting practices. These assets include certain agents' debit balances, capitalized software, prepaid expenses and deferred tax assets. Nonadmitted assets are excluded from the statutory-basis balance sheet and are charged directly to unassigned deficit.
o The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2006
--------------------------------------------------------------------------------

NOTE 1: BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

o Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed maturity investments, principally bonds, preferred stocks, surplus debentures and mortgage loans, attributable to changes in the general level of interest rates. The Company amortizes those deferrals over the remaining period to expected maturity based on groupings of individual securities sold. The groupings are done in five-year bands. That net deferral is reported as the interest maintenance reserve ("IMR") in the accompanying statutory statements of admitted assets, liabilities, and capital and surplus. A negative IMR is reported as a nonadmitted asset. Realized gains and losses are reported in income net of tax and net of transfers to the IMR. Capital gain taxes are capitalized into IMR based on an actual tax calculation methodology; wherein tax operating losses are offset against tax capital gains prior to calculating capital gain taxes. This method follows an actual tax return methodology approach and is applied on a standalone company level. Under GAAP, realized gains and losses are reported in the income statement on a pre-tax basis in the period that the asset giving rise to the gain or loss is sold or when there has been a decline in value deemed other than temporary. The asset valuation reserve ("AVR") is computed in accordance with an NAIC prescribed formula, and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate, and other invested assets. The asset valuation reserve is reported as a liability. Under GAAP, an asset valuation reserve is not established.
o Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as is required under GAAP.
o Revenues for universal life insurance and investment products, except those that do not incorporate mortality or morbidity risk, consist of the entire premium received and benefits represent the death and surrender benefits paid and the change in policy reserves. Under GAAP, premiums received in excess of policy charges are not recognized as premium revenue and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.
o A liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers unauthorized by the Maryland Insurance Administration to assume such business. Changes to those amounts are credited or charged to unassigned deficit. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.
o Cash and short-term investments in the statement of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.
o Unrealized gains/losses of derivative instruments not qualifying for hedge accounting are recorded as a surplus adjustment. Under GAAP, such unrealized gains/losses are reflected in the results of operations.

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2006
--------------------------------------------------------------------------------

NOTE 1: BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(b)  Investments

STATEMENT VALUES:
Investments are reported according to valuation procedures prescribed by the NAIC. Bonds are carried principally at amortized cost using the interest method, except for those written down to estimated fair value because of evidence of the issuer's inability to meet contractual obligations in full. Anticipated prepayments for loan-backed bonds and structured securities are considered when determining the accretion of discount or amortization of premium for these securities. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method. The Company has elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date. Prepayment assumptions are obtained from dealer survey values and are consistent with the current interest rate and economic environment. Common stocks of unaffiliated companies are reported at year-end fair value as determined by the NAIC Securities Valuation Office (SVO). Preferred stocks are reported at cost.

The Company's insurance subsidiary is reported based upon the audited equity in the underlying statutory net assets, and the Company's noninsurance subsidiaries are reported based upon the audited GAAP equity in the net assets adjusted to a statutory basis. Short-term investments are carried at cost, which approximates fair value and include investments with maturities of less than one year at the date of acquisition. Mortgage loans and policy loans are reported at unpaid principal balances. There were no allowances for loan losses as of December 31, 2006 and 2005.

Surplus debentures are carried principally at amortized cost using the interest method, except for those with an NAIC rating less than 1. Surplus debentures with a NAIC rating less than 1 are valued (1) at outstanding face value when the notes were issued by a reporting entity whose capital and surplus is greater than or equal to the greater of 5% of its admitted assets or $6,000 or (2) by applying a "statement factor" to the outstanding face amount of the surplus notes when the notes were issued by a reporting entity when capital and surplus is less than or equal to the greater of 5% of its admitted assets or $6,000.

The Company deems a security to be other-than-temporarily impaired if the security was ever rated an NAIC 6, is in default of principal and/or interest, has traded at a price substantially less than its book value for more than one year or otherwise was deemed to be other than temporarily impaired. Further, for securities expected to be sold, an other-than-temporary impairment charge is recognized if the Company does not expect the fair value of the securities to recover prior to the expected date of sale. All securities are reviewed monthly by the Company's investment managers and the Investment Committee to see if any securities are other-than-temporarily impaired.

The statement value of the mortgage loans, limited partnerships and joint venture investments are periodically evaluated and adjusted for any perceived impairment in value. The amount of such writedown is charged directly to operations. A loan is determined to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. No loans, limited partnership investments or joint venture investments were deemed to be materially impaired during 2006 or 2005.

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2006
--------------------------------------------------------------------------------

NOTE 1: BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The Company uses a dynamic hedging program to economically hedge the equity linked liability underlying the Equity Indexed Annuities (EIAs). Exchange traded equity index futures as well as over-the-counter and exchange traded options are used to hedge the market exposures of the liabilities with the objective of offsetting fair value changes. The indices underlying both futures and options are the same indices referenced by the EIAs. The futures and options are matched to the liabilities with respect to index movements frequently and within tight tolerances. Other market exposures are hedged periodically depending on market conditions and the Company's risk tolerance. Dynamic hedging exposes the Company to volatility forecasting risk and the risk that unhedged market exposures result in divergence between changes in the fair value of the liabilities and the dynamic hedge. The Company uses a variety of techniques including direct estimation of market sensitivities and Value-at-Risk to monitor this risk daily. The Company intends to continue to adjust the strategy as market conditions and the Company's risk tolerance change.

The Company also uses a dynamic hedging program to economically hedge the liability underlying Multi-Year Guarantee Annuities (MYGAs). Exchange traded Treasury bond futures are used to hedge the changes to the fair value of MYGAs due to interest rate movements and changes in expected lapses. Dynamic hedging exposes the Company to volatility forecasting risk. If the Company's investment manager incorrectly forecasts Treasury bond volatility, the cost of the hedge may exceed the cost of other hedging strategies such as the purchase of Treasury bond options.

Options are included in invested assets at fair value. Initial and variation margins on futures contracts are included in short-term investments. Changes in unrealized gains or losses on options and futures contracts are reflected in surplus and realized gains or losses are recognized in IMR and amortized into income over the remaining duration of the derivative contract. The over-the-counter options expose the Company to potential credit loss in the event of nonperformance by counterparties. Nonperformance is not anticipated and, therefore, no collateral is held or pledged. The credit risk associated with these agreements is minimized by purchasing agreements from counterparties with NAIC designations of "1". The amount of exposure is the fair value for such agreements with each counterparty if the fair value is in the Company's favor. At December 31, 2006 and 2005, the total exposure was $2,175 and $53,189 and the maximum exposure with any individual counterparty was $675 and $19,941, respectively. The notional amount of the options held at December 31, 2006 and 2005 was $220,000 and $468,000, respectively. The Company had 10,307 and 6,916 open futures contracts with a potential exposure of $156,916 and $97,330 as of December 31, 2006 and 2005, respectively.

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2006
--------------------------------------------------------------------------------

NOTE 1: BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENT INCOME:
Interest on fixed maturities, except those in default, is recorded as investment income when it is earned and is adjusted for any amortization of premium or accretion of discount. Dividends are recorded as income on ex-dividend dates for common and preferred stock held on the day before the ex-dividend dates. Interest income from mortgage loans is recorded as earned, except on loans in foreclosure or where collection is uncertain. Interest income is recorded upon receipt for mortgage loans in foreclosure or where collection is uncertain. Interest on policy loans is recorded as investment income when earned. Also, realized gains and losses are determined on the trade date using the specific identification basis.

(c) Aggregate reserves

Life, annuity, and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates between 0.0 percent and 14.5 percent. The valuation methods provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Maryland Insurance Administration or the NAIC.

During 2006, the Company changed two of its valuation methods. In both instances, the Company changed from one acceptable valuation method to another acceptable valuation method. The first method change increased the reserves for the return of premium benefit on certain of the Company's term life insurance policies at the beginning of 2006 by $99,231. The Company moved to the net level reserve method for this benefit from the Commissioners Reserve Valuation Method ("CRVM") which it had used prior to 2006. Under the CRVM method, a very low reserve is provided during the early years of a policy and then the reserve increases dramatically in the last few years of the policy. The net level reserve method produces a reserve which grows proportionally over the policy term. The second method change, which was approved by the Maryland Insurance Administration, decreased reserves for the Company's equity-indexed annuity policies and deferred annuity policies at the beginning of 2006 by $97,146. The Company moved from the continuous method of discounting policy benefit payments from the beginning of each policy year which it had used prior to 2006 to the curtate method which discounts policy benefit payments from the end of each policy year. The curtate method produces a lower reserve liability since the surrender charge decreases and the surrender value increases at the beginning of each policy year. These changes in reserve methods meet the definition of a change in accounting principle in accordance with SSAP No. 51 and are reflected as a net adjustment to beginning surplus of $2,086 in accordance with SSAP
No. 3.

The Company waives deduction of deferred fractional premiums upon the death of life and annuity policy insureds and returns any portion of the premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in force.

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2006
--------------------------------------------------------------------------------

NOTE 1: BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The extra reserve for table rated extra premiums on permanent insurance is based on the extra premium and the year of issue of the contract. Factors varying from
0.20 for the first policy year to 6.64 for the twentieth policy year are applied to the premium. The extra reserves secured in this manner are approximately equivalent to the additional reserves needed for substandard mortality assumed to represent the increased mortality of the substandard risks. The extra reserve liability for table rated extra premiums on term insurance and for flat extra premiums on all insurance is taken as one-half of the extra annual premium for the insurance in force with these extra premiums. This is done on the assumption that the risks covered by the extra premium will have extra mortality that remains constant or decreases with increase in attained age.

At December 31, 2006 and 2005, the Company had $19,426,115 and $12,085,383,
respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard of valuation set by the Maryland Insurance Administration. Reserves to cover the deficiency on the above insurance in force totaled $300,774 and $84,088 at December 31, 2006 and 2005, respectively.

The Tabular Interest, Tabular Less Actual Reserve Released and Tabular Cost for life insurance products have been determined by formula. These amounts for annuity products have been determined from the basic data for the calculation of policy reserves. The Tabular Interest on funds not involving life contingencies for each valuation rate of interest is approximated based on cash flow interest credits as well as valuation rate of interest held at the beginning and end of the year of valuation. The liabilities related to guaranteed investment contracts and policyholder funds left on deposit with the Company generally are equal to fund balances.

(d) Recognition of premium revenues and related expenses

All premium and annuity considerations are recognized as revenue over the premium paying period except amounts received on contracts that do not incorporate mortality or morbidity risk. These premiums are recorded directly to a liability account. Expenses, including commissions and other policy acquisition, maintenance, and settlement costs, are charged to operations as incurred. Commissions and other acquisition costs, together with required additions to reserves, generally exceed the amount of the premium in the year that a policy is written.

(e) Participating insurance business

Participating business represented .05% and .05% of ordinary insurance in force and .03% and .02% of total premiums collected as of or for the years ended December 31, 2006 and 2005, respectively.

Dividends to policyholders are based on a dividend scale approved by the Company's Board of Directors.

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2006
--------------------------------------------------------------------------------

NOTE 1: BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(f) Reinsurance

Reinsurance premiums, commissions, expense reimbursement, claims and claim adjustment expenses related to reinsured business are accounted for on a basis consistent with that used in accounting for the original policies issued and with the terms of the reinsurance contracts and are reported net of amounts ceded to other companies.

A liability is provided for unsecured policy reserves on reinsurance ceded to companies not authorized to assume business in the state of Maryland. Changes in this liability are reported directly in unassigned deficit.

(g) Policy and contract claims

The liability for claims represents the amount needed to provide for the estimated ultimate cost of settling claims relating to insured events that have occurred on or before the end of the respective reporting period. The liability includes a provision for claims that have been reported to the insurer and claims related to insured events that have occurred but that have not been reported to the insurer.

(h) Separate Accounts

The separate accounts of the Company represent funds related to immediate annuity contracts without life contingencies that have been issued to the Federal Home Loan Bank of Atlanta ("FHLB"). There is an imputed interest rate guaranteed in the contracts. The assets supporting the contracts are carried at amortized cost. The general accounts of the Company provide funding for the separate accounts until the separate accounts are self sufficient. As of December 31, 2006 and 2005, $42,002 and $43,450, respectively, was receivable from the separate accounts as the result of normal activity. In addition, $79,707 was receivable from the separate accounts as of December 31, 2005 as result of pre-funding for an FHLB transaction. The separate accounts of the Company include reserves for contracts that are calculated on a basis consistent with the general account reserves.

(i) Taxes

The Company was part of a consolidated group consisting of Omnia, Americom Life & Annuity Insurance Company ("Americom"), OMFLNY and the Company (the "Life Group"), which will file a consolidated federal income tax return for the short taxable year beginning January 1, 2006 and ending June 30, 2006. This consolidated group terminated effective June 30, 2006, when common parent Omnia distributed the stock of its subsidiaries to its parent, OMUSLH. The companies will file separate short taxable year federal tax returns for the period from July 1, 2006 through December 31, 2006, with the Company and OMFLNY filing as a two-member consolidated group. All of these companies will join in the filing of a life/non-life consolidated federal tax return for tax year 2007 with their ultimate U.S. parent; Old Mutual (US) Holdings Inc. ("OMUSH"). No limitations will be placed on the sharing of net operating losses, tax credits, or capital losses among the life insurance companies as a result of these transactions.

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2006
--------------------------------------------------------------------------------

NOTE 1: BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The Company is subject to a tax sharing agreement with its parent and affiliated life insurance companies. The agreement provides for an allocation based on separate return calculations and allows for reimbursement of company tax benefits absorbed by other members.

(j) Reclassifications

Certain amounts reported in the prior year have been reclassified to conform to the current year presentation. There is no impact on net income or capital and surplus from these reclassifications. The reclassifications included a $6,218 movement from payable to parent, subsidiaries and affiliates to accrued expenses and other liabilities and a $24,900 movement from increase in aggregate reserves-life, annuity and accident and health to interest and adjustments on contract or deposit-type contract funds.

(k) New accounting principles

In June 2005, the NAIC issued SSAP No. 93 "Accounting for Low Income Housing Tax Credit Property Investments" with an effective date of January 1, 2006, and with early adoption permitted. SSAP No. 93 establishes statutory accounting principles for investments in federal and certain state sponsored Low Income Housing Tax Credit ("LIHTC") properties. State sponsored LIHTC that are not in compliance with SSAP No. 93 shall continue to be accounted for in accordance with the requirements of SSAP No. 48 "Joint Ventures, Partnerships and Limited Liability Companies." The Company chose to early adopt this SSAP as of Jan 1, 2005 which increased beginning surplus by $2,665.

Under SSAP No. 93, LIHTC Investments are initially recorded at cost and carried at amortized cost. The estimated residual value used in determining the amount to be amortized is the estimated residual value at the end of the last period in which tax benefits are allocated. The cost is amortized down to the ultimate residual value based upon the actual net operating losses and tax credits to date to the total expected net operating losses and tax credits. The tax credits are recognized in the income statement as offsets to state and federal taxes in the tax reporting year in which the tax credit is utilized.

In December 2006, the NAIC issued SSAP No. 96 "Settlement Requirements for Intercompany Transactions, An Amendment to SSAP No. 25 - Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties" with an effective date of December 31, 2007, and with early adoption permitted. SSAP No. 96 establishes a statutory aging threshold for admission of loans and advances to related parties and receivables associated with transactions for services provided to related parties outstanding as of the reporting date. Transactions between related parties must be in the form of a written agreement that provides for timely settlement of amounts owed, with a specified due date. Amounts owed to the reporting entity over ninety days from the written agreement due date shall be nonadmitted. If the due date is not addressed in the written agreement, any uncollected receivable is nonadmitted. The Company does not expect the adoption of SSAP No. 96 to have a material impact on the Company's financial condition or results of operations.

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2006
--------------------------------------------------------------------------------

NOTE 2:  INVESTMENTS

(a) Components of net investment income are as follows:

For the years ended December 31                    2006        2005
-----------------------------------------------------------------------

Income:
   Interest on bonds                            $  793,168  $  770,858
   Preferred stock dividends                        91,788      19,962
   Surplus debentures                               10,221       9,855
   Interest on short-term investments               33,503      11,520
   Mortgage loan interest                            2,438       2,281
   Derivative instruments                                -      (1,904)
   Other, net                                        8,870      12,296
                                                 ----------  ----------
     Gross investment income                       939,988     824,868
Expenses                                            24,261      18,588
                                                 ----------  ----------
   Net investment income                        $  915,727  $  806,280
                                                 ==========  ==========

-----------------------------------------------------------------------


(b) Components of net realized capital gains (losses) are as follows:

For the years ended December 31                     2006         2005
------------------------------------------------------------------------

Bonds                                          $  (47,049)  $   (3,638)
Common stocks                                         962            -
Preferred stocks                                     (966)         175
Derivative financial instruments                  250,308       32,568
Cash or cash equivalents                              (27)          (4)
Other invested assets                                 375            -
                                                ----------   ----------
     Net realized capital gains (losses)
       before deferral to IMR                     203,603       29,101
Net gains (losses) deferred to IMR                211,076       27,963
                                                ----------   ----------
Net realized capital gains (losses)            $   (7,473)  $    1,138
                                                ==========   ==========


--------------------------------------------------------------------------------

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2006
--------------------------------------------------------------------------------

NOTE 2:  INVESTMENTS (CONTINUED)

(c) Carrying amount and fair value of bonds, surplus debentures and preferred and common stocks are as follows:

                                                   Gross Unrealized
                                      Carrying     ----------------       Fair
                                       Amount      Gains     Losses       Value
--------------------------------------------------------------------------------

AT DECEMBER 31, 2006
U.S. Government                     $ 1,300,466  $    860 $   6,779  $ 1,294,547
Foreign government                        5,080         -       145        4,935
States & political subdivisions          21,480       247       436       21,291
Special revenue & special assessment    538,890     1,453    17,751      522,592
Public utilities                      1,188,188    19,246    32,219    1,175,215
Industrial and miscellaneous         11,275,770   169,360   149,067   11,296,063
Credit tenant loans                     111,661    16,079         -      127,740
Affiliated bonds                        100,000         -         -      100,000
                                      ----------  -------  --------   ----------
     Total bonds                    $14,541,535  $207,245 $ 206,397  $14,542,383
                                      ==========  =======  ========   ==========

Preferred stocks-unaffiliated       $ 1,312,711  $ 18,920 $  13,028  $ 1,318,603
                                      ==========  =======  ========   ==========

Common stocks-unaffiliated          $    45,561  $      - $       -  $    45,561
                                      ==========  =======  ========   ==========

Surplus debentures                  $   102,651  $  1,529 $     806  $   103,374
                                      ==========  =======  ========   ==========

At December 31, 2005
U.S. Government                     $ 1,484,913  $  4,616 $   5,890  $ 1,483,639
Foreign government                        8,123       570        56        8,637
States & political subdivisions          22,150       460       243       22,367
Special revenue & special assessment    447,707     1,548    14,650      434,605
Public utilities                      1,115,477    22,968    14,429    1,124,016
Industrial and miscellaneous         11,462,831   232,677   163,893   11,531,615
Credit tenant loans                     111,760    16,320         -      128,080
Affiliated bonds                         80,000         -         -       80,000
                                      ----------  -------  --------   ----------
     Total bonds                    $14,732,961  $279,159 $ 199,161  $14,812,959
                                      ==========  =======  ========   ==========

Preferred stocks-unaffiliated       $   491,395  $ 11,015 $   6,058  $   496,352
                                      ==========  =======  ========   ==========

Common stocks-unaffiliated          $    51,973  $      - $       -  $    51,973
                                      ==========  =======  ========   ==========

Surplus debentures                  $   155,067  $ 10,203 $       -  $   165,270
                                      ==========  =======  ========   ==========

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2006
--------------------------------------------------------------------------------

NOTE 2:  INVESTMENTS (CONTINUED)

In accordance with guidance from the SVO, the Company classified certain hybrid securities with a carrying value of $852,213 at December 31, 2006 as preferred stocks. In the years prior to 2006, these securities had been classified as bonds.

(d) The following table presents the Company's investments with gross unrealized losses and the related fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, at December 31, 2006 and December 31, 2005.

                          Less than 12 months     12 months or more            Total
                       ------------------------- ---------------------  --------------------
Description of             Fair      Unrealized   Fair    Unrealized     Fair    Unrealized
 Securities               Value        Losses     Value     Losses       Value     Losses
-------------------------------------------------------------------------------------------
At December 31,
2006
 U.S. Government        $1,020,680  $  5,015    $ 135,117  $   1,764  $1,155,797  $   6,779
 Foreign governments             -         -        4,934        145       4,934        145
 States and
 political subdivisions      1,613        11       10,596        425      12,209        436
 Special revenue           175,468     3,240      270,313     14,511     445,781     17,751
 & special assessment
 Public utilities          212,837     4,755      436,910     27,464     649,747     32,219
 Industrial and
 miscellaneous           2,159,154    25,937    4,279,368    123,130   6,438,522    149,067
                         ----------  --------   ---------- ----------  ---------- ----------
     Total Bonds         3,569,752    38,958    5,137,238    167,439   8,706,990    206,397
                         ==========  ========   ========== ==========  ========== ==========
 Preferred stocks-
 unaffiliated           $  291,670  $  5,080   $  346,671  $   7,948  $  638,341  $  13,028
                         ==========  ========   ========== ==========  ========== ==========

 Surplus debentures     $   54,382  $    806   $        -  $       -  $   54,382  $     806
                         ==========  ========   ========== ==========  ========== ==========
 Total temporarily
 impaired securities    $3,915,804  $ 44,844   $5,483,909  $ 175,387  $9,399,713  $ 220,231
                         ==========  ========   ========== ==========  ========== ==========

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2006
--------------------------------------------------------------------------------

NOTE 2:  INVESTMENTS (CONTINUED)

                           Less than 12 months     12 months or more          Total
                        ----------------------- --------------------- ---------------------
Description of               Fair   Unrealized   Fair    Unrealized     Fair    Unrealized
 Securities                 Value     Losses     Value     Losses       Value     Losses
-------------------------------------------------------------------------------------------
At December 31, 2005
 U.S. Government        $   664,702  $   5,266 $   21,445  $    624  $  686,147  $   5,890
 Foreign governments          5,035         56          -         -       5,035         56
 States and political
   subdivisions               7,435        152       3592        91      11,027        243
 Special revenue & specia1
   assessment               178,336      3,087    177,732    11,563     356,068     14,650
Public utilities            363,308     10,164    161,273     4,265     524,581     14,429
Industrial and
miscellaneous             4,031,197    102,796  2,229,885    61,097   6,261,082    163,893
                         ---------- ----------  ---------  ---------  ---------   ---------
      Total Bonds       $ 5,250,013  $ 121,521 $2,593,927  $ 77,640  $7,843,940  $ 199,161
                         ========== ==========  =========  =========  =========   =========
Preferred stocks-
unaffiliated            $   170,473  $   5,100 $   20,135  $    958  $  190,608  $   6,058
                         ========== ==========  =========  =========  =========   =========
Total temporarily
impaired
securities              $ 5,420,486  $ 126,621 $2,614,062  $ 78,598  $8,034,548  $ 205,219
                         ========== ==========  =========  =========  =========   =========

The gross unrealized losses at December 31, 2006 are attributable to 1,035 security positions with no unrealized loss attributable to any one security exceeding $8.4 million. Approximately 86.8% of these aggregate gross unrealized losses relate to security positions as to which such losses represent 10% or less of the amortized cost for the applicable security. The securities above are not deemed to be other-than-temporarily impaired because the decline in fair value is mostly attributable to interest rate fluctuations and the Company has the ability and intent to hold the securities until the fair value recovers.

(e) Carrying amount and fair value by contractual maturity of bonds at December 31, 2006 are as follows:


                                                  Carrying      Fair
                                                   Amount       Value
-------------------------------------------------------------------------
Maturing in:
    2007                                      $    698,032  $    691,884
    2008 through 2011                            1,810,238     1,812,678
    2012 through 2016                            3,520,272     3,507,849
    After 2016                                   5,233,813     5,288,863
                                               ------------  ------------
       Subtotal                                 11,262,355    11,301,274
Mortgage-backed securities                       2,356,110     2,322,286
Asset-backed securities                            923,070       918,823
                                               ------------  ------------
      Total                                   $ 14,541,535  $ 14,542,383
                                               ============  ============

---------------------------------------------------------------------------

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2006
--------------------------------------------------------------------------------

NOTE 2:  INVESTMENTS (CONTINUED)

Expected maturities may differ from contractual maturities because certain borrowers may have the right to call or prepay their obligations with or without prepayment penalties. Surplus debentures with a fair value of $103,374 mature subsequent to 2016.

(f) Proceeds from the sale of bonds

Proceeds from the sale of bonds totaled $6,723,392 in 2006 and $6,126,812 in 2005. Gross gains on the sale of bonds totaled $62,886 in 2006 and $89,750 in 2005; gross losses totaled $111,125 in 2006 and $93,962 in 2005. Net realized gains after tax of $211,076 and $27,963 were transferred to the IMR in 2006 and 2005, respectively. The realized gains and losses transferred to the IMR are from all disposal types (sales, paydowns, maturities, etc.).

(g)  Impairments

For the years ended December 31, 2006 and 2005, the Company did not recognize any material impairments on bonds, preferred stocks, common stocks, surplus debentures or other invested assets.

(h) Bonds on deposit

Bonds on deposit with state insurance departments or reinsurers to satisfy regulatory requirements or contract terms had a fair value of $5,788 and $7,286 at December 31, 2006 and 2005, respectively.

(i)  Mortgages

At the issuance of a loan, the percentage of loan to value on any one loan does not exceed 75%. At December 31, 2006, the Company did not hold any mortgages with interest overdue beyond 180 days. At December 31, 2006 the Company's investments in mortgage loans were not subject to prior liens. All properties covered by mortgage loans have fire insurance at least equal to the loan excess over the maximum loan that would be allowed on the land without the building. Taxes, assessments and amounts advanced and not included in the mortgage loan total were $18 and $169 as of December 31, 2006 and 2005, respectively.

(j) Securities lending

The Company participates in a securities lending program whereby it lends securities to brokers to cover short sales and failed transactions. The Company retains control over loaned securities, which remain assets of the company, and are not removed from the accounting records. The Company receives collateral, primarily cash, in the amount of 102% of the loaned amount as part of the lending agreement. The collateral is deposited directly into a unit-trust account of the trustee and is not available for general use by the Company and therefore is not recorded as an asset and a corresponding liability. The collateral is adjusted based on changes in the market value of the loaned amount. At December 31, 2006, the Company had loaned out to other companies securities with a carrying value $2,923 and a fair value of $2,739. No securities were loaned out at December 31, 2005. The average balances of securities loaned out during 2006 and 2005 were $874,960 and $616,294, respectively.

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2006
--------------------------------------------------------------------------------

NOTE 2:  INVESTMENTS (CONTINUED)

(k) Concentration of credit risk

At December 31, 2006 and 2005, the Company held noninvestment grade bonds totaling $106,882 or 0.6% and $438,443 or 3%, respectively, of cash and invested assets. These noninvestment grade bond holdings are widely diversified and have produced results consistent with the Company's investment strategy. These noninvestment grade bond holdings had a fair value at December 31, 2006 and 2005 of $97,776 and $438,946, respectively.

The Company's investments in mortgage loans principally involve commercial real estate. Mortgage loans consist of first mortgage liens on completed income-producing properties except for one second mortgage lien in the amount of $2,328 which was outstanding at December 31, 2005 and repaid in full during 2006. The outstanding principal balance on any individual property does not exceed $12,027 and $12,335 at December 31, 2006 and December 31, 2005, respectively. The Company's investments in mortgage loans are well diversified as to geographic region and property type.

(l) Investments in excess of 10% of capital and surplus

Investments, aggregated by issuer, in excess of 10% of capital and surplus at December 31, 2006 and 2005, other than investments in affiliates and investments issued or guaranteed by the United States government or its agencies, are as follows:

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2006
--------------------------------------------------------------------------------

NOTE 2:  INVESTMENTS (CONTINUED)

                                          Carrying Amount     NAIC Designation
------------------------------------------------------------------------------
At December 31, 2006

JP Morgan US Govt Agency Stif                $ 1,077,852             1
LB-UBS Commercial Mtge Trust                     135,003             1
Oil and Gas Royalty Trust                        122,592             1
Viacom Inc                                       117,271             2
SETS Trust                                       116,575             1
BNP Paribas SA                                   114,010             1
Structure Asset-Backed Link                      113,714             1
Greenwich Capital Comm Fdg                       105,084             1
General Electric Capital Corp                    104,831             1
Core Investment Grade Trust                       98,046             1
Morgan Stanley Capital I                          97,775             1
Prudential Holdings LLC                           97,301             1
Wachovia Bank Commercial Mtge                     94,281             1
Bear Stearns Comm Mtg Sec                         88,208             1
GS Mortgage Securities Corp II                    87,789             1
Lehman XS Trust                                   85,860             1
Aphex Capital Motive                              80,000             1
CIT Group Inc                                     71,380             1
America Movil Sa de Cv                            68,108             2
Morgan Stanley Dean Witter Cap                    67,378             1
Vale Overseas Limited                             67,302             2
Popular North Amer Inc                            66,903             1
May Dept Stores Co                                65,867             2
US Cellular Corp                                  65,488             2
Grupo Televisa S.A.                               64,738             2
Wells Fargo Home Equity Trust                     64,259             1

------------------------------------------------------------------------------

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2006
--------------------------------------------------------------------------------

NOTE 2:  INVESTMENTS (CONTINUED)

                                           Carrying Amount    NAIC Designation
------------------------------------------------------------------------------
At December 31, 2005

JP Morgan US Govt Agency Stif                  $ 501,817             1
LB-UBS Commercial Mtg Trust                      112,693             1
Bear Stearns Comm Mtg Sec                        110,577             1
SETS Trust                                       103,988             1
Structure Asset-Backed Link                      100,959             1
General Electric Capital Corp                     98,908             1
Greenwich Capital Comm Fdg                        98,317             1
Prudential Holdings LLC                           97,748             1
Morgan Stanley Dean Witter Cap                    95,698             1
Merrill Lynch Mtg Trust                           95,212             1
DLJ Commercial Mtg Corp                           85,026             1
Aphex Capital Motive                              80,000             1
America Movil Sa de Cv                            77,526             2
CIT Group Inc                                     72,585             1

-----------------------------------------------------------------------------


NOTE 3:  SUBSIDIARIES

Statutory financial information of the Company's insurance subsidiary, OMFLNY, is summarized as follows:

                                                 2006            2005
-------------------------------------------------------------------------

Summary Balance Sheet and Income Statement
At December 31
        Total admitted assets                 $ 487,639       $ 493,177
                                               =========       =========
        Total capital and surplus             $  33,072       $  36,809
                                               =========       =========
        Net (loss) income                     $  (3,221)      $   3,758
                                               =========       =========

-------------------------------------------------------------------------

The Company owns 100% of the outstanding common stock of all its subsidiary investments. The operations and net worth of the Company's other subsidiaries are not material.

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2006
--------------------------------------------------------------------------------

NOTE 4:  TRANSACTIONS WITH AFFILIATES

The Company periodically reimburses Old Mutual Business Services, Inc. ("OMBS"), an affiliate, for costs incurred on its behalf. These costs include routine operating expenses incurred in the normal conduct of business such as shared home office facilities, information technology, finance, legal, actuarial, human resources services and general overhead costs, including salaries and benefits. These costs are generally determined on the basis of use by the Company and are included in expenses as incurred. Also, the Company shares its office facilities and personnel with its subsidiaries. Such shared costs and expenses are allocated to its subsidiaries based on time and usage studies. These allocations would vary depending on the assumptions underlying those studies. Amounts incurred by the Company were $61,432 in 2006 and $47,534 in 2005.

The Company has guaranteed the performance of obligations under certain noncancelable office space lease agreements on behalf of OMBS. The Company either shares these facilities with other affiliates or makes exclusive use of such facilities. As discussed above, the Company reimburses OMBS for its use of such facilities.

At December 31, 2006, the minimum aggregate rental commitments on the guaranteed lease agreements are as follows:

                          Year ending
                          December 31:      Amount
                        ---------------  -------------
                            2007            $   726
                            2008                747
                            2009                272
                                            --------
                        Total               $ 1,745
                                            ========

The Company's investments are managed by affiliated companies of the ultimate parent organization. Fees incurred in connection with these services (excluding any overall intercompany allocations) totaled $22,730 in 2006 and $17,867 in 2005.

Amounts due from and due to the parent and/or affiliates resulting from affiliate transactions, other than reinsurance transactions, are classified as receivable from or payable to affiliates in the statutory statements of admitted assets, liabilities, and capital and surplus.

The Company received the following cash surplus contributions from its current parent, OMUSLH, and former parent, Omnia, in 2006: June 30, 2006, $10,500; December 28, 2006, $2,250; December 29, 2006, $92,750.

The Company also received a surplus contribution from its OMUSLH in the amount of $23,000 effective December 31, 2006. The amount receivable from OMUSLH for this capital contribution was recorded pursuant to SSAP No. 72, "Surplus and Quasi Reorganizations", and is included in Receivable from parent, subsidiaries and affiliates in the Company's statutory Statement of Admitted Assets. The Company received cash from OMUSLH in February 2007 to satisfy the amount receivable.

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2006
--------------------------------------------------------------------------------

NOTE 4:  TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Company also received the following surplus contributions from Omnia in 2005: March 31, 2005, $16,900; May 25, 2005, $5,000; September 29, 2005,
$40,000; December 20, 2005, $50,000; December 21, 2005, $24,800; December 23,
2005, $14,700.

See Note 8 for reinsurance transactions with affiliated entities.

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2006
--------------------------------------------------------------------------------

NOTE 5:  FEDERAL INCOME TAXES

(a) Intercompany income tax receivables

The Company had income tax receivable balances at December 31, 2006 of $16,380, $1,830 and $294 that are due from OMULSH, Americom and OMFLNY, respectively. The Company had income tax receivable balances on December 31, 2005 of $19,329, $1,238 and $564 that were due from Omnia, Americom and OMFLNY, respectively.

(b) Permanent and temporary differences

The Company's income tax incurred and change in deferred income tax differ from the amount obtained by applying the federal statutory rate of 35% to the loss from operations before tax as follows:


For the years ended December 31                          2006           2005
--------------------------------------------------------------------------------

Net loss from operations before income taxes         $ (155,243)   $ (136,894)
Net realized capital gains (losses)                     203,603        (3,467)
                                                      ----------    ----------
                                                         48,360      (140,361)
Income tax expense (benefit) at 35% statutory rate       16,926       (49,126)
Increase (decrease) in tax resulting from:
  Dividends received deduction                                -          (420)
  Nondeductible expenses for meals, penalties,
    and lobbying                                             66           100
  Derivative and investment income                        6,773       (14,223)
  IMR amortization                                      (98,426)      (15,576)
  Income from subsidiary                                      3            12
  Surplus adjustment on reinsurance                      (8,724)            -
  Surplus reserve adjustment                                  -           875
  Amortization of deferred gains                         (2,010)       (2,185)
  Ceding commission                                       2,381        14,166
  Prior year tax adjustment                                 (76)         (156)
  LIHTC tax credits                                      (5,459)       (5,764)
  Other                                                 (11,853)        2,453
                                                      ----------    ----------
Total income tax expected                            $ (100,399)   $  (69,844)
                                                      ==========    ==========
Current income taxes incurred                               910        (6,849)
Change in deferred income tax (exclusive of
   tax related to nonadmitted assets)                  (101,309)      (62,995)
                                                      ----------    ----------
Total income tax incurred                            $ (100,399)   $  (69,844)
                                                      ==========    ==========

--------------------------------------------------------------------------------

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2006
--------------------------------------------------------------------------------

NOTE 5:  FEDERAL INCOME TAXES (CONTINUED)

(c) Deferred income taxes

The tax effects of significant temporary differences giving rise to deferred tax assets and liabilities as of December 31, 2006 and 2005 are as follows:


                                                   2006        2005
-------------------------------------------------------------------------

Deferred tax assets:
  Discounting of unpaid losses                  $ 20,697     $ 22,827
  Property and equipment                           2,284        1,668
  Accrued expenses                                 1,998          774
  Net operating loss carryforward                 74,480       15,294
  Investment basis differences                       866        4,564
  Deferred policy acquisition expenses            79,649       67,470
  Receivable from agents                          20,047       20,789
  Tax credits                                     61,376       55,289
  Capital loss carryforward                       18,999            -
  Other                                           10,550          599
                                                -------      --------
  Total deferred tax assets                      290,946      189,274
  Nonadmitted deferred tax assets               (232,394)    (154,137)
                                                --------     --------
  Admitted deferred tax assets                    58,552       35,137
                                                --------     --------
Deferred tax liabilities:
  Guaranty funds receivable                        1,316        1,710
  Other                                            7,087       10,226
                                                --------     --------
  Total deferred tax liabilities                   8,403       11,936
                                                --------     --------

  Net admitted deferred tax asset               $ 50,149     $ 23,201
                                                ========     ========

---------------------------------------------------------------------------

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2006
--------------------------------------------------------------------------------

NOTE 5:  FEDERAL INCOME TAXES (CONTINUED)

The change in deferred taxes for the year ended December 31, 2006 is comprised of the following:

                                              2006        2005       Change
--------------------------------------------------------------------------------
Total gross deferred tax assets           $  290,946  $   189,274  $ 101,672
Total deferred tax liabilities                (8,403)    (11,936)      3,533
                                           ----------  ----------   ---------
Net deferred tax asset                       282,543     177,338     105,205
Deferred tax assets nonadmitted in
 accordance with SSAP No. 10                (232,394)   (154,137)    (78,257)
                                           ----------  ----------   ---------
Admitted deferred tax asset               $   50,149  $    23,201  $  26,948
                                           ==========  ==========   =========

--------------------------------------------------------------------------------


The change in deferred income taxes as presented in the tax rate reconciliation table for the year ended December 31, 2006 is comprised of the following components:

                                              2006        2005       Change
--------------------------------------------------------------------------------
Net deferred tax asset                     $ 282,543   $ 177,338   $ 105,205
Tax-effect of nonadmitted assets             (25,692)    (21,796)     (3,896)
                                            ---------  ----------   --------
Net tax effect without deferred taxes
 on nonadmitted assets                     $ 256,851   $ 155,542   $ 101,309
                                            =========  ==========   ========
Change in deferred income tax as
 presented in the tax rate
 reconciliation table                                              $ 101,309
                                                                    ========

--------------------------------------------------------------------------------


(d) Current income taxes incurred consist of the following major components:

For the years ended December 31                2006       2005
------------------------------------------------------------------
Current year tax benefit                    $      -   $ (10,205)
Tax return true up                               910       3,356
                                             --------   --------
Current income taxes incurred               $    910   $  (6,849)
                                             ========   ========

------------------------------------------------------------------

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2006
--------------------------------------------------------------------------------

NOTE 5:  FEDERAL INCOME TAXES (CONTINUED)

(e) Net operating losses

At December 31, 2006, the companies that comprise the Life Group had a combined $223,900 net operating loss carryforward which will expire in the years 2019 through 2021 if unused. The Life Group also generated a $58,700 capital loss carryforward as of December 31, 2006 which will expire in the years 2010 and 2011 if unused. In addition, the Group has $57,900 million of tax credits available to be carried forward and applied against tax in future years. If unused, these credits will expire in the years 2018 through 2026.

On a stand alone basis, the Company had a net operating loss carryforward of $212,800 which will expire in the years 2019 and 2020 if unused. The Company also has a capital loss carryforward of $54,300 that will expire in the years 2010 and 2011 if unused.


NOTE 6:  FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value information is based on quoted market prices where available, which approximates the SVO published market prices. In cases where quoted market prices are not available, fair values are based on internal estimates using present value or other valuation techniques.

Certain financial instruments and all nonfinancial instruments are exempted from disclosure requirements, including the fair value of many insurance-related liabilities. However, in its strategy of asset/liability matching, the Company takes into consideration the future cash requirements of its insurance-related liabilities. The following methods and assumptions were used by the Company in estimating the "fair value" disclosures for financial instruments in the accompanying financial statements and notes thereto.

Cash and short term investments: The carrying amounts reported approximate their fair values.

Bonds: Fair values for publicly traded bonds are based on quoted market prices. For privately placed bonds, estimated fair values are obtained from independent pricing services or are derived by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investment.

Preferred stocks: Fair values for publicly traded preferred stocks are based on quoted market prices. For privately placed preferred stocks, estimated fair values are obtained from independent pricing services.

Common stocks: The fair values of unaffiliated common stocks are based on quoted market prices.

Mortgage loans and policy loans: The fair values for mortgage loans and policy loans are estimated using discounted cash flow analysis, using interest rates currently being offered for loans with similar credit risk. Loans with similar characteristics are aggregated for purposes of the calculations. The carrying value for mortgage loans at December 31, 2006 approximates fair value since the mortgage loans mature in 2007.

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2006
--------------------------------------------------------------------------------

NOTE 6:  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Surplus debentures: The fair values of surplus debentures are based on quoted market prices or estimated fair values are obtained from independent pricing services.

Other assets and other liabilities: Other assets and liabilities considered financial instruments are generally of a short-term nature and it is assumed the carrying value approximates fair value. It is not practicable to estimate a fair value for other invested assets and investments in limited partnerships due to the closely-held nature of these investments.

Investment contracts: Fair values for the Company's deferred annuities, other than EIAs, and group annuities are primarily derived by estimating the cost to extinguish its liabilities under an assumption reinsurance transaction. The estimated statutory profits the assuming company would realize from the transaction are discounted at typical internal rates of return, ranging from 7.6% to 12%. The fair values of the equity call options related to the Company's EIA products are derived using market indices, pricing assumptions and historical data. The fair values of the remaining liabilities under investment contracts are estimated using discounted cash flow calculations based on interest rates currently being offered for like contracts with similar maturities.

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2006
--------------------------------------------------------------------------------

NOTE 6:  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The carrying amounts and estimated fair values at December 31, 2006 and 2005 are as follows:

                                               2006                        2005
                                     ------------------------    -----------------------
                                      Carrying       Fair         Carrying       Fair
                                       Amount        Value         Amount       Value
-----------------------------------------------------------------------------------------
Bonds:
   Publicly traded                   $11,284,246  $11,240,253    $11,083,496  $11,093,003
   Private placements                  3,257,289    3,302,130      3,649,465    3,719,956
                                      -----------  -----------    -----------  -----------
       Total bonds                   $14,541,535  $14,542,383    $14,732,961  $14,812,959
                                      ===========  ===========    ===========  ===========
Preferred stocks:
   Publicly traded                   $   764,904  $   767,654    $         -  $         -
   Private placements                    547,807      550,949        491,395      496,352
                                      -----------  -----------    -----------  -----------
        Total preferred stocks       $ 1,312,711  $ 1,318,603    $   491,395  $   496,352
                                      ===========  ===========    ===========  ===========

Common stocks - private placements   $    45,561  $    45,561    $    51,973  $    51,973
                                      ===========  ===========    ===========  ===========

Mortgage loans on real estate        $    22,489  $    22,489    $    31,869  $    32,775
                                      ===========  ===========    ===========  ===========

Policy loans                         $    80,639  $    84,122    $    79,525  $    89,961
                                      ===========  ===========    ===========  ===========
Surplus debentures -
  private placements                 $   102,651  $   103,374    $   155,067  $   165,270
                                      ===========  ===========    ===========  ===========

Derivative instruments               $     2,175  $     2,175    $    53,189  $    53,189
                                      ===========  ===========    ===========  ===========
Investment contracts:
  Deferred annuities                 $13,381,713  $12,945,861    $11,883,760  $11,245,783
  Payout annuities without
    life contingency                     886,070      860,845        762,634      747,131
  Group annuities                         78,232       75,164         86,254       83,547
                                     -----------  -----------    -----------  -----------
       Total investment contracts    $14,346,015  $13,881,870    $12,732,648  $12,076,461
                                     ===========  ===========    ===========  ===========

-----------------------------------------------------------------------------------------

Additional data with respect to fair values of the Company's investments is disclosed in Note 2.

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2006
--------------------------------------------------------------------------------

NOTE 7:  RESERVES

At December 31, 2006 and 2005, the Company's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal, subject to discretionary withdrawal without adjustment, and not subject to discretionary withdrawal provisions are summarized as follows:

                                                              2006                    2005
                                                       -------------------     --------------------
                                                         Amount     Percent     Amount      Percent
---------------------------------------------------------------------------------------------------
Subject to discretionary withdrawal with adjustment:
   With fair value adjustment                          $ 3,953,054    23.4 %   $ 4,248,818   27.4 %
   At book value less current surrender
   charge of 5% or more                                  8,294,553    49.1       6,723,723   43.5
                                                        ----------  -------     ----------  ------
Total with adjustment or at fair value                  12,247,607    72.5      10,972,541   70.9

Subject to discretionary withdrawal without adjustment:
   At book value with minimal or no
   charge or adjustment                                  1,323,836     7.8       1,222,315    7.9

   Not subject to discretionary withdrawal               3,328,871    19.7       3,277,984   21.2
                                                        ----------  -------     ----------  ------
Total annuity reserves and deposit fund liabilities
   before reinsurance                                   16,900,314   100.0 %    15,472,840  100.0 %
                                                                    =======                 ======
Less reinsurance ceded                                     670,915                 710,768
                                                        ----------              ----------
Net annuity reserves and deposit fund liabilities      $16,229,399             $14,762,072
                                                        ==========              ==========
--------------------------------------------------------------------------------------------------

In addition, the Company's life, health and miscellaneous reserves totaled $592,533 and $441,104, at December 31, 2006 and 2005, respectively.


NOTE 8:  REINSURANCE

The Company reinsures portions of its policy risks with other insurance companies. The use of reinsurance does not discharge an insurer from liability on the insurance ceded. The insurer is required to pay in full the amount of its insurance liability regardless of whether it is entitled to or able to receive payment from the reinsurer. The Company also assumes policy risks from other insurance companies. The effect of reinsurance on premiums earned and benefits incurred for the years ended December 31, 2006 and 2005 were as follows:

                    Premiums Earned          Benefits Incurred
                -------------------------------------------------
                    2006        2005          2006       2005
                -----------  -----------  ----------- -----------
Direct          $ 2,678,278  $ 3,154,045  $ 2,086,542 $ 1,243,457
Assumed              45,826       38,135       47,441      31,259
Ceded               441,284      860,447      234,406     212,891
                -----------  -----------  -----------  ----------
Net             $ 2,282,820  $ 2,331,733  $ 1,899,577 $ 1,061,825
                ===========  ===========  ===========  ==========

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2006
--------------------------------------------------------------------------------

NOTE 8:  REINSURANCE (CONTINUED)

Effective June 30, 2006 and in connection with the dissolution of Omnia, the Company, Omnia and an unaffiliated insurance company entered into an agreement to novate to the Company the annuity business previously ceded from the unaffiliated insurance company to Omnia. All terms of the coinsurance agreement between Omnia and the unaffiliated insurance company continue, with the Company taking the place of Omnia. Omnia transferred reserve liabilities totaling $255,038 and assets with a fair value of $266,072 to the Company. Policy reserves at December 31, 2006 included $245,308 of coinsurance assumed.

The Company also entered into a novation agreement with Omnia and an unaffiliated insurance company effective October 1, 2006. All terms of the yearly renewable term retrocession agreement between Omnia and the unaffiliated insurance company continue, with the Company taking the place of Omnia. Omnia transferred reserves and claim liabilities totaling $14,000 to the Company. Funds withheld by the unaffiliated insurance company under the agreement totaling $14,000 were also transferred to the Company.

The Company has a reinsurance agreement with Americom, an affiliate, under which the Company assumes a portion of certain annuity policies issued by Americom. Reinsurance assumed premiums received under these contracts were $8,014 and $4,020 in 2006 and 2005, respectively. Reinsurance assumed benefits incurred in 2006 and 2005 were $4,905 and $1,905, respectively, which were recorded as a reduction to net investment income. Policy reserves included $18,054 and $337 of reinsurance assumed at December 31, 2006 and 2005, respectively. Reinsurance amounts payable to Americom were $0 and $3,126 at December 31, 2006 and 2005, respectively.

The Company assumes insurance that is in excess of OMFLNY's retention limits. Reinsurance assumed premiums received under these contracts were $432 and $409 in 2006 and 2005, respectively. Reinsurance assumed benefits incurred in 2006 and 2005 were $607 and $150, respectively. Reinsurance amounts payable to OMFLNY on paid and unpaid losses were $100 and $397 at December 31, 2006 and 2005, respectively. Policy reserves included $134 and $194 of reinsurance assumed at December 31, 2006 and 2005, respectively.

Effective December 31, 2006, the Company entered into a reinsurance agreement with Americom whereby Americom assumed a 4.35% quota share of a block of the Company's in force equity indexed annuity policies on a modified coinsurance basis. The initial reserves ceded on a modified coinsurance basis by the Company totaled $96,377. Americom paid a ceding commission of $6,708 to the Company which was recorded to restricted surplus and will be amortized into income as the profits emerge from this business.

During 2005, the Company entered into a modified coinsurance agreement with an unaffiliated life insurance company to reinsure approximately $550,000 net statutory reserves of the Company's equity indexed annuity block. The transaction resulted in a ceding commission of $40,474 which was recorded to surplus. The deferred ceding commission was transferred to restricted surplus in 2006 and will be amortized into operating income as the profits emerge from this business. During 2006, $2,495 of the ceding commission was amortized into operating income. The amount of ceded reserves related to this transaction at December 31, 2006 and 2005 was $592,018 and $582,963, respectively.

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2006
--------------------------------------------------------------------------------

NOTE 8:  REINSURANCE (CONTINUED)

During 2003, the Company entered into coinsurance agreements with an affiliated life insurance company to cede various blocks of immediate annuities and life insurance policies. Reserves of $534 million were ceded to the affiliated reinsurer throughout 2003. The transactions resulted in total ceding commissions of $16,297, which was credited to surplus in accordance with the retroactive reinsurance treatment of in-force blocks of business.

During 2002, the Company entered into three coinsurance agreements with an affiliated life insurance company. The first agreement increased the reinsurance percentage of the December 31, 2001 deferred annuity block from 42% to 48.75% and also coinsured 48.75% of deferred annuities issued between July 1, 2001 and December 31, 2001. The second agreement reinsured 100% of a single premium universal life plan code and 5% of the June 30, 2002 in force and future new business of the Company's term plan codes. The third agreement reinsured 49% of the deferred annuity business the Company wrote in 2002 and 22% of the December 31, 2002 in force of a whole life plan code. Under the coinsurance agreement, the investment risk of the ceded policies was transferred to the reinsurer; however, the policies will continue to be administered by the Company. The transactions resulted in total ceding commissions of $64,900, which was credited to surplus in accordance with the retroactive reinsurance treatment of in-force blocks of business.

The unamortized portion of the deferred ceding commissions from the 2002 and 2003 transactions of $23,292 was transferred to restricted surplus in 2006 and will be amortized into operating income as the profits emerge from this business. During 2006, $2,834 of the ceding commissions was amortized into operating income.

Effective December 31, 2000, the Company entered into a modified coinsurance agreement with an unaffiliated life insurance company to reinsure the net statutory reserves of the Company's immediate annuity block, which includes structured settlement annuities. The transaction resulted in a ceding commission of $30,000, which was credited to surplus in accordance with the retroactive reinsurance treatment of in-force blocks of business. The ceding commission was amortized into income over five years. At December 31, 2005, the Company had funds in the amount of $868,114 to support the reserves for the ceded policies which were maintained by the Company. The termination of this reinsurance agreement in January 2006 had no effect on the Company's operating income or surplus.

Effective December 1, 1997, the Company entered into a coinsurance contract with an unaffiliated life insurance company to cede 25% of a block of structured settlement annuity policies sold between 1987 and 1993. Under the coinsurance agreement, the investment risk of the ceded policies was transferred to the coinsurer; however, the policies will continue to be administered by the Company. The block had a statutory reserve of approximately $142,000 that was transferred to the coinsurer. The amount of ceded reserves related to this coinsurance transaction was $101,025 and $111,670 at December 31, 2006 and 2005, respectively.

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2006
--------------------------------------------------------------------------------

NOTE 8:  REINSURANCE (CONTINUED)

Effective August 1, 1996, the Company entered into a coinsurance contract with an unaffiliated life insurance company to cede 100% of the remaining block of single premium deferred annuities that was originally sold through national investment broker dealers (the "broker SPDA block"). The broker SPDA block had a statutory reserve of approximately $951,000 that was ceded to the coinsurer. The amount of ceded reserves related to this transaction at December 31, 2006 and 2005, was $224,228 and $252,861, respectively. The transaction resulted in a ceding commission of $12,000 ($19,000 net of $7,000 tax) that was credited to the restricted surplus account. The ceding commission in the segregated surplus account is being amortized into operating income in proportion to the annual reduction of the block's ceded reserves. During 2006 and 2005, $414 and $242 of the ceding commission, respectively, was amortized into operating income.

Approximately $9,500 (after tax) gains were realized upon liquidation of the portfolio in connection with the 1996 coinsurance transaction. The Company released the $9,500 of current capital gains, in addition to approximately $30,000 of previously recognized capital gains which were being amortized through the IMR, into operating income. As a result, surplus increased by $39,500. Prior to Codification, the release of the $39,500 from the IMR during 1996 was a practice permitted by the Maryland Insurance Administration. In 1997, in conjunction with the aforementioned IMR release, the Company established a $10,000 voluntary investment reserve funded from policyholders' surplus. The voluntary investment reserve could not be reduced until 1999 and required Maryland Insurance Administration ("MIA") permission to do so. During 2005, upon permission from the MIA, the remaining balance in the voluntary investment reserve of $2,500 was released. As of December 31, 2005, this permitted practice had the effect of increasing surplus by $9,100 over what it would have been had prescribed accounting practices been followed without the variances permitted by regulatory authorities.

Amounts payable or recoverable for reinsurance on paid and unpaid claims are not subject to periodic or maximum limits. During 2006 and 2005, the Company did not write off any reinsurance balances nor commute any ceded reinsurance.

No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits.

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2006
--------------------------------------------------------------------------------

NOTE 9:  DIVIDEND RESTRICTIONS

Under Maryland law, as it applies to the Company, any proposed payment of a dividend is classified as an "extraordinary dividend" if it, together with the aggregate fair market value of other dividends or distributions made during the preceding twelve months, exceeds the lesser of 10% of adjusted capital and surplus as of the preceding December 31 or net gain from operations before realized capital gains or losses for the preceding year. No extraordinary dividends may be paid without prior approval of the Maryland Insurance Administration. The Company will not be permitted to distribute any dividends during 2007 without the prior approval of the Maryland Insurance Administration since the Company had a net loss from operations before capital gains or losses for 2006. No dividends were paid for the years ending December 31, 2006 or 2005. In April 2007, the Company requested approval from the Maryland Insurance Administration to pay an extraordinary dividend of $40 million in cash to OMUSLH.

NOTE 10:  CAPITAL AND SURPLUS

Life insurance companies are subject to certain Risk-Based Capital ("RBC") requirements as specified by the NAIC. The RBC is used to evaluate the adequacy of capital and surplus maintained by an insurance company in relation to risks associated with: (i) asset risk, (ii) insurance risk, (iii) interest rate risk and (iv) business risk. The Company monitors the level of its RBC and has exceeded all of the NAIC's minimum requirements as of December 31, 2006 and 2005.

NOTE 11:  COMMITMENTS

The Company has outsourced the majority of its policy administration and information systems to two separate third party administrators. One is owned by Computer Sciences Corporation ("CSC") and the other is owned by Transaction Applications Group ("TAG"). An amended contract between the Company and CSC became effective April 1, 1999. The amended contract provided for fee increases for processing new and existing business and computer support services. The term of the new contract was for ten years. During 2002, the Company severed the contract with CSC and had moved the substantial majority of its current production and in force books of business to TAG by December 31, 2004. The Company incurred in 2002 and paid in 2005 an exit fee of $10 million associated with terminating this arrangement.

The Company leases office space under a noncancelable operating lease that expires in 2010. This lease has renewal options through 2015 with adjustments in the renewal years. The Company also leases office furniture and office equipment under noncancelable operating leases that expire in 2010. The Company is not involved in any material sale-leaseback transactions. During the years ended December 31, 2006 and 2005, rent expense was $2,300 and $2,440, respectively. At December 31, 2006, the minimum rental commitments for the next 5 years are as follows:

                        Year ending
                        December 31:      Amount
                       --------------    --------
                           2007          $  1,227
                           2008             1,259
                           2009             1,293
                           2010               955
                                         --------
                       Total             $  4,734
                                         ========

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2006
--------------------------------------------------------------------------------

NOTE 12:  CONTINGENCIES

The Company is assessed amounts by the state guaranty funds to cover losses to policyholders of insolvent or rehabilitated insurance companies. Those mandatory assessments may be partially recovered through a reduction in future premium taxes in certain states. At December 31, 2006 and 2005, the Company has accrued $4,670 and $5,636 for guaranty fund assessments, respectively. This figure could change should any new insolvencies arise. Management reviews open insolvencies annually to decide if the guaranty fund accrual is sufficient. Future premium tax deductions at December 31, 2006 and 2005 are estimated at $3,694 and $4,478, respectively.

The Company is routinely engaged in litigation in the normal course of business, including defending claims for policy coverage and punitive damages. The Company believes it has defenses and intends to defend these actions vigorously. In the opinion of management, such litigation is not expected to have a material adverse effect on the Company's financial position, although it is possible that the results of operations could be materially affected by an unfavorable outcome in any one annual period.

NOTE 13: SEPARATE ACCOUNTS RECONCILIATION

Information regarding the separate accounts of the Company as of and for the years ended December 31, is as follows:

                                                                2006      2005
                                                             --------- ---------
Premiums, deposits, other considerations                     $      -  $ 75,000
                                                             ========= =========

Reserves for separate accounts with assets at amortized cost  423,183   556,762
                                                             ========= =========

Reserves for separate accounts by withdrawal characteristics:
   Not subject to discretionary withdrawal                   $423,183  $556,762
                                                             ========= =========

The separate account contracts are immediate annuities without life contingencies and are accounted for under SSAP No. 52; therefore there were no transfers to/from separate accounts as of and for the year ended December 31, 2006 and 2005.

NOTE 14: RECONCILIATION OF AMOUNTS REPORTED IN THE COMPANY'S ANNUAL STATEMENT

Subsequent to the Company filing its Annual Statement with regulatory authorities for the year ended December 31, 2005 and prior to the completion of the Company's audited statutory financial statements, the Company determined that its aggregate reserves-life, accident and health were understated and that the unrealized gains/losses on derivative instruments should have been reflected in surplus rather than the summary of operations. Assumed liabilities related to a reinsurance contract with Americom had also not been previously recorded. Management of the Company concluded that it was appropriate to reflect these corrections in the audited financial statements for the year ended December 31, 2005.

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2006
--------------------------------------------------------------------------------

NOTE 14: RECONCILIATION OF AMOUNTS REPORTED IN THE COMPANY'S ANNUAL STATEMENT (CONTINUED)

The Company also corrected the recording of accretion of value for certain bonds and corrected several other amounts which had not been recorded based upon management's assessment that the amounts were not material individually or in the aggregate. Additionally, the Company chose to early adopt SSAP No. 93, "Accounting for Low Income Housing Tax Credit Property Investments". These corrections and adjustments did not have a significant impact on the Company's risk based capital for 2005. The adjustments to capital and surplus and the net loss for the year ended December 31, 2005 were recorded in the Annual Statement for the year ended December 31, 2006.

Reconciling items between the Company's Annual Statement filed with regulatory authorities and these financial statements for the years ended December 31, 2006 and 2005 are as follows:

                                                     2006           2005
                                                ----------------------------

Total capital and surplus per annual statement  $  629,571       $  654,022
      Reinsurance contract adjustments                   -           (3,126)
      Tax adjustment                                   190            3,497
      Derivative valuation                               -            4,033
      Bond investment income                             -           16,579
      Preferred stock valuation                          -            1,117
      Asset valuation reserve adjustment                 -              (14)
                                                 ----------       ----------
                     Total capital and surplus  $  629,761       $  676,108
                                                 ==========       ==========

Net loss per annual statement                   $ (160,329)      $ (149,682)
      Reserve adjustments                                -          (17,593)
      Reinsurance contract adjustment                    -           (1,905)
      Change of unrealized gains/losses
        on derivatives                                   -           40,638
      Tax adjustment                                (3,307)          (5,084)
      Adoption of SSAP 93                                -           (4,028)
      Bond investment income                             -            8,164
      Preferred stock valuation                          -              583
      Other                                             10                -
                                                 ----------       ----------
                     Net loss                   $ (163,626)      $ (128,907)
                                                 ==========       ==========

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Old Mutual Financial Network Separate Account VA, certifies that it has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Baltimore and the State of Maryland, on the 27th day of April, 2007.

                    OLD MUTUAL FINANCIAL NETWORK SEPARATE ACCOUNT VA, REGISTRANT
                                  OM FINANCIAL LIFE INSURANCE COMPANY, DEPOSITOR


                                                       By: /s/ Guy V. Barker
                                                       -------------------------
                                                               Chairman


     As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                      Title
--------------------------     -------------------------------------------------

/S/  GUY V. BARKER             Chairman

/S/  BRUCE G. PARKER, JR       Director, Chief Executive Officer and President

/S/  BARRY WARD                Director, Senior Vice President, Chief Financial
                                 Officer

/S/  JOHN CLIFFORD             Director, Senior Vice President

/S/  VICTOR LUMBY              Director, Senior Vice President, Chief Operations
                                 Officer

/S/  MICHAEL A. MCGRATH        Director, Senior Vice President, General Counsel
                                 and Secretary

/S/  RICHARD PRETTY            Director

/S/  WILLIAM ROTHENBACH        Director

All Directors' business address is 1001 Fleet St., Baltimore, MD 21202, except Bruce Parker's and Richard Pretty's business address is Old Mutual Financial Network, 1117 Perimeter Center West, Suite E212, Atlanta, Georgia 30338.

                                INDEX TO EXHIBITS
Exhibit #

        9       Legal Opinion and Consent

        10      Consent of Independent Registered Public Accounting Firm